UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 27, 2024 (the “Effective Date”), Air Wisconsin Airlines LLC (“Air Wisconsin”), an indirect wholly owned subsidiary of Harbor Diversified, Inc. (the “Company”), entered into an amendment (the “Amendment”) to the capacity purchase agreement (as amended, the “CPA”) with American Airlines, Inc. (“American” and, together with Air Wisconsin, the “Carriers” and each, a “Carrier”).

The Amendment, among other things:

•

resolves certain disputes with respect to the interpretation of American’s payment obligations under the CPA, including through the execution of a mutual release of certain contractual liabilities with respect to the CPA (the “Mutual Release”);

•	accelerates the right of each Carrier to terminate the CPA for convenience and shortens the wind-down period in connection with any such termination;

•

modifies certain termination rights and right to withdraw aircraft from the CPA, including by eliminating (i) each Carrier’s right to terminate the CPA due to a certain number of aircraft not being available to provide regional airline services for American, (ii) American’s right to withdraw aircraft from the CPA due to Air Wisconsin’s failure to maintain adequate on-time departures, and (iii) each Carrier’s right to terminate the CPA due to ongoing unsupported aircraft thereunder;

•	modifies the calculation and timing of certain compensation-related payments, including compensation rates, bonus calculations, and bonus and rebate reconciliations between the Carriers;

•	modifies the total number of hours that Air Wisconsin’s flight crews can be scheduled to work from November 2024 through the end of the term of the CPA;

•	modifies the total number of aircraft under the CPA for which Air Wisconsin receives payment from October 2024 through the end of the term of the CPA; and

•	establishes certain incentive payments to be made by American to Air Wisconsin.

In connection with the Amendment and the Mutual Release, the Carriers executed a codeshare agreement and interline agreement, both of which were effective as of the Effective Date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1†	Amendment No. 4 to Capacity Purchase Agreement, dated November 27, 2024, between Air Wisconsin Airlines LLC and American Airlines, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant has determined that such redacted information is (i) not material, and (ii) would likely cause competitive harm to the registrant or to American if publicly disclosed. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: December 5, 2024	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary